ASSIGNMENT OF RIGHTS AND OBLIGATIONS
UNDER SUMMARY OF TERMS OF INVESTMENT
BY TECHMEDIA ADVERTISING SINGAPORE PTE. LTD.
TO TECHMEDIA ADVERTISING MAURITIUS

FOR AND IN CONSIDERATION of the sum of US$1.00, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, paid to TechMedia Advertising Singapore Pte. Ltd. (“TM Singapore”), a company incorporated under the laws of Singapore and having an address of 62 upper Cross Street, #04-01, Singapore 058353, from TechMedia Advertising Mauritius (“TM Mauritius”), a company incorporated under the laws of Mauritius and having and address of c/o Appleby Management (Mauritius) Ltd., 8th Floor, Medine Mews, La Chaussée Street, Port Louis, Mauritius, on June 15, 2009, TM Singapore does hereby assign all of its rights and obligations to the Summary of Terms of Investment with respect to a joint venture company entered into between TM Singapore and Peacock Media Ltd., dated December 19, 2008, to TM Mauritius.

IN WITNESS WHEREOF, this Assignment has been executed by the parties effective as of the 15th day of June, 2009.

TECHMEDIA ADVERTISING	)
SINGAPORE PTE. LTD.	)
the assignor herein,	)
)
)
Per: /s/ William Goh	)
Authorized Signatory	)
)
William Goh, Director	)
(print name and title)

TECHMEDIA ADVERTISING	)
MAURITIUS	)
the assignee herein,	)
)
)
Per: /s/ Ratner Vellu	)
Authorized Signatory	)
)
Ratner Vellu, Director	)
(print name and title)